SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Latin America Equity Fund
Effective on May 1, 2021, the fund’s prospectus is supplemented as follows:
The following information replaces the existing disclosure contained under the “MANAGEMENT” section of the summary section of the fund’s prospectus.
Investment Advisor
DWS Investment Management Americas, Inc.
Subadvisor
Itaú USA Asset Management, Inc.
Portfolio Manager(s)
Scott Piper. Chief Investment Officer, Itaú USA Asset Management, Inc. (New York). Portfolio Manager of the fund. Began managing the fund in 2020.
The following information replaces the existing disclosure for the fund contained under the “MANAGEMENT” section within the “FUND DETAILS” section of the fund’s prospectus.
The following Portfolio Manager is primarily responsible for the day-to-day management of the fund.
Scott Piper. Chief Investment Officer, Itaú USA Asset Management, Inc. (New York). Portfolio Manager of the fund. Began managing the fund in 2020.
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Joined Itaú USA Asset Management, Inc. in 2011.
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Prior to joining Itaú USA Asset Management, Inc., he worked for eight years at Morgan Stanley Investment Management, where he was a member of the Emerging Markets Group and Co-Portfolio Manager in Latin American assets. Prior to this, he was a Portfolio Manager at Deltec Asset Management managing both Latin American and Emerging Markets portfolios.
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BA, Tulane University; MBA, IESE Business School, Barcelona, Spain.
Please Retain This Supplement for Future Reference
March 29, 2021
PROSTKR21-15